                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549



                                      FORM 8-K



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                                  August 19, 1998



                         FIRST PLACE FINANCIAL CORPORATION
                ----------------------------------------------------
               (Exact name of registrant as specified in its charter)



          New Mexico                     0-25956                85-0317365
 ------------------------------        -----------            --------------
(State or other jurisdiction of        (Commission           (I.R.S Employer
 incorporation or organization)        file number)         Identification No.)



100 East Broadway, Farmington, New Mexico                         87401
------------------------------------------------------------------------------
Address of principal executive offices                          Zip Code


Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------

ITEM 5.        OTHER EVENTS

               Press release regarding management promotions.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)  EXHIBITS

               99.1  Press release dated August 19, 1998.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST PLACE FINANCIAL CORPORATION
                                        ---------------------------------
                                                   (Registrant)


Date:  AUGUST 19, 1998                          /s/  James D. Rose
                                      -------------------------------------
                                      President and Chief Operating Officer





                                      3